SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2014

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On April 23, 2014, VASCO Data Security International, Inc. (“VASCO”) and T. Kendall Hunt (the “Employee”), VASCO’s Chairman of the Board and Chief Executive Officer, entered into the First Amendment to Amended and Restated Employment Agreement (the “First Amendment”), which extends the term of the Amended and Restated Employment Agreement effective January 1, 2011 (the “Employment Agreement”), between VASCO and the Employee, to January 1, 2015. In all other respects, the Employment Agreement shall remain unmodified and in full force and effect. The full text of the First Amendment is attached as Exhibit 10.1 to this report and is hereby incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following Exhibits are furnished herewith:

Exhibit Number	Description

10.1	First Amendment to Amended and Restated Employment Agreement, dated April 23, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2014	VASCO Data Security International, Inc.

/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer

EXHIBIT INDEX

The following Exhibits are furnished herewith:

Exhibit Number	Description

10.1	First Amendment to Amended and Restated Employment Agreement, dated April 23, 2014.